Fair Value Measurements (Tables)	12 Months Ended
Dec. 31, 2016
Fair Value Disclosures [Abstract]
Schedule of Assets and Liabilities Measured and Recorded at Fair Value on Recurring Basis

The following tables present assets and liabilities measured and recorded at fair value in our consolidated balance sheets on a recurring basis and their level within the fair value hierarchy (in thousands), excluding long-term debt (see Note 12—Long-Term Debt). We did not have any transfers between Level 1 and Level 2 fair value measurements during the year ended December 31, 2016.

		Fair Value Measurements at December 31, 2015
Description	As of December 31, 2015	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)

Assets
Marketable securities(1)	$5,486	$5,486	$—

Total assets	$5,486	$5,486	$—

Liabilities
Undesignated interest rate swaps(2)	$2,013	$—	$2,013

Total liabilities	$2,013	$—	$2,013

		Fair Value Measurements at December 31, 2016
Description	As of December 31, 2016	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)

Assets
Marketable securities(1)	$5,381	$5,381	$—	$—

Total assets	$5,381	$5,381	$—	$—

Liabilities
Put option embedded derivative(3)	$1,496	$—	$—	$1,496

Total liabilities	$1,496	$—	$—	$1,496

(1)	The valuation measurement inputs of these marketable securities represent unadjusted quoted prices in active markets and, accordingly, we have classified such investments within Level 1 of the fair value hierarchy. The cost basis of our available-for-sale marketable securities was $5.3 million at December 31, 2015 and $5.0 million at December 31, 2016. We sold marketable securities with a cost basis of $1.8 million during the year ended December 31, 2016 and recorded a gain on the sale of $0.1 million, which was included within other expense, net in our consolidated statement of operations.
(2)

The fair value of our interest rate financial derivative instruments reflects the estimated amounts that we would pay or receive to terminate the agreement at the reporting date, taking into account current interest rates, the market expectation for future interest rates and current creditworthiness of both the counterparties and ourselves. Observable inputs utilized in the income approach valuation technique incorporate identical contractual notional amounts, fixed coupon rates, periodic terms for interest payments and contract maturity. Although we have determined that the majority of the inputs used to value our derivatives fall within Level 2 of the fair value hierarchy, the credit valuation adjustments, if any, associated with our derivatives utilize Level 3 inputs, such as the estimates of the current credit spread, to evaluate the likelihood of default by us or our counterparties. We have assessed the significance of the inputs of the credit valuation adjustments to the overall valuation of our derivative positions and have determined that the credit valuation adjustments are not significant to the valuation of our derivatives. As a result, we have determined that our derivative valuations in their entirety are classified within Level 2 of the fair value hierarchy.

(3)	We valued the contingent put option embedded within the 2022 ICF Notes using a valuation technique which reflects the estimated date and probability of a change of control, the fair value of the 2022 ICF Notes, and a credit valuation adjustment reflecting our credit spreads. We identified the inputs used to calculate the fair value as Level 3 inputs and concluded that the valuation in its entirety was classified as Level 3 within the fair value hierarchy.